Exhibit 10.1

WAIVER AND AMENDMENT NO. 3 TO FINANCING AGREEMENT

This WAIVER AND AMENDMENT NO. 3 TO FINANCING AGREEMENT (this “Agreement”), dated as of May 17, 2023, is entered into by and among NEAR INTELLIGENCE, INC., a Delaware corporation (the “Parent”), NEAR INTELLIGENCE LLC, a Delaware limited liability company (f/k/a Paas Merger Sub 2 LLC and successor in interest to Near Intelligence Holdings Inc., the “Borrower”), the other Guarantors party hereto, the lenders party hereto which constitute the Required Lenders under and as defined in the Financing Agreement, and BLUE TORCH FINANCE, LLC (“Blue Torch”), in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Financing Agreement (as defined below).

WHEREAS, reference is made to that certain Financing Agreement, dated as of November 4, 2022 (as amended by that certain Consent and Amendment No. 1 to Financing Agreement, dated as of December 27, 2022, Consent and Amendment No. 2 to Financing Agreement, dated as of March 23, 2023 and as may be further amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 3 Effective Date (as defined below), the “Existing Financing Agreement”), by, among others, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Blue Torch, as Administrative Agent and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”) (the Existing Financing Agreement, as amended by this Agreement, the “Financing Agreement”).

WHEREAS, pursuant to (i) sub-clause 5(i)(y)(B) of Schedule 5.03 of the Financing Agreement, the commitments constituting Junior Capital shall be pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and such commitments were not satisfactory, (ii) sub-clause 5(i)(y)(C) of Schedule 5.03 of the Financing Agreement, the Committed Junior Investments shall have been funded with Net Cash Proceeds of at least $8,500,000 and the proceeds thereof shall have been received by the Borrower and such Committed Junior Investments and proceeds thereof were not received by the Borrower, and, (iii) Section 7.03 of the Financing Agreement, the minimum Liquidity was not maintained by the Company and as a result thereof, certain Events of Default exists pursuant to Section 5.03 and Section 9.01(c) of the Financing Agreement (collectively, the “Specified Defaults”);

WHEREAS, the Loan Parties have requested that Administrative Agent and the Lenders waive the Specified Defaults;

WHEREAS, Administrative Agent and the Lenders are willing to waive the Specified Defaults, subject to the terms and conditions set forth herein.

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders make certain amendments to the Existing Financing Agreement, and the parties hereto have agreed to the requested amendments on the terms and conditions set forth herein; and

WHEREAS, the undersigned Lenders, constituting the Required Lenders, approve and instruct the Administrative Agent to enter into this Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Existing Financing Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Limited Waiver.

(a) Subject to the terms and conditions set forth herein and in reliance on the representations, warranties, covenants and agreements of the Loan Parties set forth herein, the Administrative Agent and the Lenders hereby waive the Specified Defaults.

(b) The foregoing limited waiver is a one-time waiver and shall apply only to the matters expressly set forth in Section 1(a). Without limiting the generality of the foregoing, such waivers shall not apply to any current or future circumstances not specified above.

Section 2. Consent and Amendment.

Effective as of the Amendment No. 3 Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:

(a) Specified Proceeds and the Specified Account. Section 2.14(b)(vii) of the Existing Financing Agreement is hereby amended and restated in its entirety to read as follows:

(vii) Leverage Ratio.

(A) In respect of each Initial Withdrawal after the Effective Date , the First Lien Leverage Ratio for the most recent test period for which financial statements have been or are required to be delivered pursuant to Section 7.01(a)(i), is less than or equal to 1.20 to 1.00 calculated on a pro forma basis;

(B) in respect of additional withdrawals of the Specified Proceeds after the Effective Date and the Initial Withdrawals in an aggregate amount not to exceed $11,000,000 (such withdrawals, collectively, the “Secondary Withdrawals”), (1) the First Lien Leverage Ratio for the most recent test period for which financial statements have been or are required to be delivered pursuant to Section 7.01(a)(i), is less than or equal to 1.30 to 1.00 calculated on a pro forma basis and excluding the Amendment No. 3 Fee (as defined below) and (2) the Junior Investments (as defined in Schedule 5.03) shall have been received by the Borrower; and

(C) in respect of additional withdrawals of the Specified Proceeds after the Effective Date, the Initial Withdrawals and Second Withdrawals (or withdrawals made substantially concurrently with such Secondary Withdrawals) of the remaining $29,000,000 of the Specified Proceeds (the “Tertiary Withdrawal”), (x) the First Lien Leverage Ratio for the most recent test period for which financial statements have been or are required to be delivered pursuant to Section 7.01(a)(i), is less than or equal to 1.20 to 1.00 calculated on a pro forma basis, (y) the Borrower has received Net Cash Proceeds of at least $20,000,000 from Junior Capital and (z) pro forma Liquidity is at least $32,000,000 (including for avoidance of doubt, net of the payment of any then-outstanding De-SPAC Expenses (as defined in Amendment No. 2 and amended in Amendment No. 3), but giving pro forma effect to the proceeds of such withdrawal);

(b) Junior Capital. Sub-clause 5(i) and 5(ii) of Schedule 5.03 of the Existing Financing Agreement is hereby amended and restated in its entirety to read as follows:

(i) (x) On or prior to March 31, 2023, the De-SPAC Mergers shall have been consummated in accordance with the De-SPAC Documents in all material respects and the pre-money enterprise value of the De-SPAC Parent shall be at least $575,000,000, and

(y) (A) on or prior to March 31, 2023 (or such later date as may be agreed in writing (which may be via e-mail) by Administrative Agent in its sole discretion), the sum of:

(1) Net Cash Proceeds of Subordinated Indebtedness obtained by the Loan Parties,

(2) Net Cash Proceeds obtained by the Loan Parties from the issuance of Equity Interests of the Borrower (or its direct or indirect parent companies),

(3) cash and Cash Equivalents from the Trust Account (as defined in the De-SPAC Merger Agreement) after giving effect to the completion and payment of the Redemption (as defined in the De-SPAC Merger Agreement)

in each case of clauses (1) through (3), received by the Borrower after the Amendment No. 2 Effective Date shall be at least $8,000,000 in the aggregate, and

(B) on or prior to May 20, 2023, (or such later date as may be agreed in writing (which may be via e-mail) by Administrative Agent in its sole discretion) (x):

(1) Net Cash Proceeds of Subordinated Indebtedness obtained by the Loan Parties,

(2) Net Cash Proceeds obtained by the Loan Parties from the issuance of Equity Interests of the Borrower (or its direct or indirect parent companies),

(3) cash and Cash Equivalents from the Trust Account (as defined in the De-SPAC Merger Agreement) after giving effect to the completion and payment of the Redemption (as defined in the De-SPAC Merger Agreement) (such Net Cash Proceeds and cash and Cash Equivalents from the Trust Account received in connection with the foregoing clauses (1), (2) and (3), the “Junior Capital”),

Junior Capital received by the Borrower substantially concurrently upon the occurrence of the Amendment No. 3 Effective Date shall be at least $13,000,000 in the aggregate (the “Junior Investments”) and such proceeds thereof shall have been received by the Borrower and (y) such Junior Investments shall be subject to a subordination agreement in form and substance satisfactory to the Administrative Agent; or

(ii) [reserved]

(c) Liquidity. Section 7.03(e) of the Existing Financing Agreement is hereby amended and restated in its entirety to read as follows:

(i) On and after April 14, 2023 and until May 20, 2023, permit Liquidity of Topco and its Subsidiaries to be less than the sum of (x) $10,000,000 and (y) the aggregate then-outstanding DB/Harbert Deferred Payment Amount reduced by (z) $3,755,672.47.

(ii) On and after May 20, 2023 at any time, permit Liquidity of Topco and its Subsidiaries to be less than $20,000,000.

(d) De-SPAC Expenses. Section 7.02(s) of the Existing Financing Agreement is hereby amended by (1) removing the “and” at the end of sub-clause (ii), (2) adding “and” at the end of sub-clause (iii) and (3) adding the following new sub-clause (iv) immediately after sub-clause (iii):

(iv) expense in respect of insurance premiums for director and officer liability insurance in an aggregate amount not to exceed $1,300,000 during the term of this Agreement.

(e) Deferred Consent Fee. Section 5(b)(i) of Amendment No. 2 is hereby amended and restated in its entirety to read as follows:

(b) If

(A) as of May 20, 2023 (or such later date as may be agreed in writing (which may be via e-mail) by the Administrative Agent in its sole discretion), the Borrower fails to obtain Net Cash Proceeds of at least $20,000,000 from Junior Capital raised after the Amendment No. 2 Effective Date and the Liquidity Condition has not been satisfied on a pro forma basis (including, for avoidance of doubt, net of the payment of any then-outstanding De-SPAC Expenses (but giving pro forma effect to the permitted withdrawal of any Specified Proceeds)) or

(B) a Specified Event of Default, an Event of Default pursuant to Section 5.03 in respect of sub-clause (i) of Schedule 5.03 (as amended hereby), or an Event of Default pursuant to Section 9.01(c) in respect of Section 7.02(s) or (t) occurs or

(C) in respect of $2,000,000 of the Deferred Consent Fee, the occurrence of the Amendment No.3 Effective Date

(clauses (A), (B) or (C), the “Deferred Fee Trigger Events”), the Borrower shall pay or cause to be paid, to the Administrative Agent, for the ratable benefit of the Lenders, a deferred consent fee in an aggregate amount equal to $5,000,000 (the “Deferred Consent Fee”). The Deferred Consent Fee (X) is earned as of the date hereof and (Y) upon the occurrence of a Deferred Trigger Event, (1) shall immediately and automatically become due and payable and (2) without further action by any party, be automatically paid-in-kind, be capitalized on the outstanding principal amount of the Loans immediately in effect prior to the Deferred Fee Trigger Event and be payable as part of the outstanding principal amount of the Loans immediate in effect prior to such Deferred Fee Trigger Event. For avoidance of doubt, as of the Amendment No. 3 Effective Date and after giving effect to Amendment No. 3, (1) $2,000,000 of the Deferred Consent Fee became due and payable upon the Amendment No. 3 Effective Date and be paid-in-kind and capitalized on the outstanding principal amount of the Loans immediately in effect prior to the Amendment No. 3 Effective Date and (2) the remaining $3,000,000 of the Deferred Consent Fee shall immediately and automatically become due and payable subject to the occurrence of a Deferred Fee Trigger Event.

(f) Additional Defined Terms. Section 1.01 of the Existing Financing Agreement is hereby amended to include the following additional defined terms to be inserted in the appropriate place to maintain alphabetical order of all defined terms therein.

“Amendment No. 3” means that certain Waiver and Amendment No. 3 to Financing Agreement, dated as of the Amendment No. 3 Effective Date, by and among the Administrative Agent, the Loan Parties party thereto, and the Lenders party thereto.

“Amendment No. 3 Effective Date” has the meaning specified therefor in Amendment No. 3.

(g) Other Defined Terms. Section 1.01 of the Existing Financing Agreement is hereby amended to amend and restate the following definitions:

“Loans” means the Term Loan made by the Administrative Agent or the Lenders to the Borrower pursuant to Article II hereof (including any capitalized amounts thereon pursuant to Amendment No. 2 and Amendment No. 3).

“Term Loan” means, collectively, the loans made by the Term Loan Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a)(ii) (including any capitalized amounts thereon pursuant to Amendment No. 2 and Amendment No. 3).

(h) The foregoing consent set forth in Section 2 should be construed as a one-time consent, and shall apply only to the matters expressly set forth in Section 2.

Section 3. Conditions Precedent to Consent and Amendment.

This Agreement shall become effective on the date (the “Amendment No. 3 Effective Date”) when each of the following conditions in this Section 3 have been satisfied (or waived) by the Administrative Agent:

(a) Execution. The Administrative Agent shall have received a copy of this Agreement, duly executed by each of the parties hereto.

(b) Representations and Warranties. The representations and warranties in Section 3 hereof shall be true and correct to the extent required thereunder.

(c) Fees. The fees and expenses of the Administrative Agent (including the Amendment No. 3 Fee and fees and expenses of legal counsel to the Administrative Agent) shall have been paid.

(d) Junior Capital Transactions. The Junior Capital transactions pursuant to the securities purchase agreements, with respect to the sale and issuance of convertible debentures, to be entered into between the Parent and certain investors to be listed on Schedule I of each respective securities purchase agreement are closed substantially concurrently and the Net Cash Proceeds of such transactions is at least $13,000,000.

Section 4. Representations and Warranties.

To induce Administrative Agent and the Lenders to enter into this Agreement, each Loan Party hereby:

(a) represents and warrants to Administrative Agent and the Lenders that

(i) as of the date hereof, each of the representations and warranties set forth in the Financing Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects), except to the extent that any such representation and warranty relates solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects);

(ii) as of the date hereof (and after giving effect to Amendment No. 3), no Default or Event of Default has occurred and is continuing under the Financing Agreement or any other Loan Document (other than the Specified Defaults);

(iii) such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this Agreement;

(iv) each of this Agreement and the Financing Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(v) the execution, delivery and performance of this Agreement does not conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any contractual obligation of such Loan Party;

(b) acknowledges and agrees that no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of such Loan Party against any Agent or Lender exists as of the date hereof arising out of or with respect to (i) this Agreement, the Financing Agreement or any other Loan Document or (ii) any other document now or heretofore evidencing, securing or in any way relating to the foregoing;

(c) further acknowledges and agrees that

(i) except as expressly set forth herein, this Agreement is not intended, and should not be construed, as an amendment of, or any kind of waiver, consent or other modification related to, the Financing Agreement or the other Loan Documents;

(ii) except as expressly set forth herein, this Agreement shall not represent any agreement, consent or waiver related to any future action of any Loan Party;

(iii) except as expressly set forth herein, the Agents and Lenders reserve all of their respective rights under the Financing Agreement and all other Loan Documents;

(iv) the waiver contained herein does not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of any Agent or Lender to consider or agree to any future amendment, consent or waiver and, in the event any Agent or Lender subsequently agrees to consider any future amendment, consent or waiver, neither the waiver contained herein nor any other conduct of any Agent or Lender shall be of any force or effect on any Agent’s or Lender’s consideration or decision with respect to any such requested amendment, consent or waiver, and no Agent nor any Lender shall have any obligation whatsoever to consider or agree to any future amendment, consent, waiver or other agreement;

(v) this Agreement shall constitute a Loan Document for all purposes under the Financing Agreement and the other Loan Documents; and

(vi) to the extent any representation, warranty, certification or other statement made herein shall be false in any material respect as of the date made or deemed made or if the Loan Parties fail to timely satisfy any of the conditions listed in this Agreement to the satisfaction of Administrative Agent, such occurrence shall be deemed an immediate Event of Default pursuant to the terms of the Financing Agreement and other Loan Documents; and

(d) neither this Agreement nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Financing Agreement, any Loan Document, the Obligations or any other obligations and liabilities thereunder.

Section 5. Fees.

In accordance with Section 5(b)(i) of Amendment No. 2 as amended hereby, the Borrower automatically shall have been deemed to pay, to the Administrative Agent, for the ratable benefit of each Lender, a one-time closing fee whereby the Deferred Consent Fee (as defined in Amendment No. 2) shall be come due and payable on the date hereof (the “Amendment No. 3 Fee”) in an aggregate amount equal to $2,000,000. The Amendment No. 3 Fee (i) is earned as of the Amendment No. 2 Effective Date and immediately due and payable on the date hereof and (ii) without any further action by any party, be automatically paid-in-kind, be capitalized on the outstanding principal of the Loans and be payable as part of the outstanding principal amount of the Loans immediately in effect prior to the date hereof.

Section 6. Ratification and Reaffirmation.

(a) The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Existing Financing Agreement and each other Loan Document. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Existing Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.

(b) Each Loan Party party hereto expressly acknowledges that (i) all of its obligations under the Financing Agreement, Collateral Documents and other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis and (ii) its grant of security interest pursuant to the Collateral Documents is hereby reaffirmed and remains in full force and effect after giving effect to this Agreement.

Section 7. Loan Document.

This Consent and Amendment is a “Loan Document” under the Financing Agreement.

Section 8. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9. Counterparts.

Section 12.08 of the Existing Financing Agreement (Counterparts) is hereby incorporated by this reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT:
NEAR INTELLIGENCE, INC.

By:	/s/ Rahul Agarwal
Name:	Rahul Agarwal
Title:	CFO

BORROWER:
NEAR INTELLIGENCE LLC

By:	/s/ Rahul Agarwal
Name:	Rahul Agarwal
Title:	CFO

GUARANTORS
NEAR NORTH AMERICA, INC.
NEAR INTELLIGENCE PTE. LTD.

By:	/s/ Rahul Agarwal
Name:	Rahul Agarwal
Title:	CFO

BLUE TORCH FINANCE LLC, as Administrative Agent

By:	Blue Torch Capital LP, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Authorized Signatory

LENDERS:

BTC Holdings SBAF Fund LLC
By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

Blue Torch Credit Opportunities Fund III LP
By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC Holdings Fund II LLC
By:	Blue Torch Credit Opportunities Fund II LP, its sole member
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS KRS FUND LLC
By:	Blue Torch Credit Opportunities KRS Fund LP, its sole member
By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its Sole Member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its General Partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS SC FUND LLC
By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By:	Blue Torch Credit Opportunities SC GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP
By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, Its General Partner
By:	KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member